DELAWARE GROUP
----------------------------------
PREMIUM FUND
==================================

SMALL CAP VALUE SERIES
----------------------------------

DELAWARE SERIES
----------------------------------




ANNUAL REPORT
----------------------------------
DECEMBER 31, 1998















DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR GROWTH OF CAPITAL

Small Cap Value Series
(Formerly Value Series)

Investment Strategy and Performance in 1998
   After a strong start early in 1998, small company stocks lagged the broader stock market for most of our 1998 fiscal period. Mounting concerns over shrinking corporate profits, slowing economic growth and the possibility of recession led investors to shun small company stocks for the perceived safety of larger companies.
   Small Cap Value Series delivered a disappointing total return of -4.79% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998. This was slightly worse than the -2.55% return of its benchmark, the Russell 2000 Index.
   Because of our long-term focus on undervalued companies, we did not invest significantly in growth sectors of the market, including technology. Technology was the year's best performing sector, a key reason why we underperformed the Index, which has a higher concentration of growth companies.
   We typically invest in small companies that are temporarily undervalued, out-of-favor, or relatively unknown, and which we believe offer higher sales and earnings potential relative to competitors.
   As investors worried about earnings disappointments from smaller companies, stock prices fell during the summer months and finding buyers for stocks in small, relatively unknown companies was especially difficult. Stronger earnings from large-cap growth companies made investors view that sector as a safer place to invest in 1998.

Portfolio Snapshot
   In selecting stocks for the Small Cap Value Series portfolio, we target our research on U.S. companies that have a market capitalization between $400 million and $1.4 billion. From this universe--which consists of approximately 2,500 companies--we narrow our selection to 100 companies.
   A company's cash flow is one of the most important factors we evaluate. Measuring the amount of money the business generates through operations helps us rate a company's ability to expand, respond to competition and handle unexpected challenges.
   In fiscal 1998, Small Cap Value Series held the largest portion of its assets in the financial services industry, focusing on banking and insurance companies. Questionable management and lending practices in this industry caused some investor concern and resulted in lackluster performance from the sector as a whole.
   The Series also held a relatively large position in real estate investment trusts (REITs). Fundamentals in the real estate market remained positive in 1998. Rent and property prices were stable, and demand for commercial and residential rental space was strong. Still, our investments in this sector did not perform well. This was due in part to limited availability of credit capital for REITs to expand.

Investment Outlook
   The Federal Reserve has been providing and may continue to provide substantial liquidity to financial markets in 1999. This could pave the way for stronger performance from small-cap stocks. In our experience, a growing domestic economy coupled with easing Fed policies has historically been a favorable environment for small-cap stocks.
   Already, there are some positive indications that the environment for small-cap value stocks may improve. In late December, the government's report on U.S. economic activity--the Conference Board's Index of Leading Economic Indicators--confirmed the strength of the U.S. economy. In November the Index recorded its biggest monthly increase in nearly two years.
   We are confident that over the long term, small, undervalued companies offer investors substantial opportunities for capital appreciation.


--------------------------------------------------------------------------------
Small Cap Value Series Investment Objective
Seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low relative to underlying value or future earnings and growth potential. Emphasis is placed on companies that may be temporarily out of favor or whose value is not yet recognized by the market.
--------------------------------------------------------------------------------

                                                               Small Cap Value-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998

              Small Cap Value Series   Russell 2000 Index
  12/27/93           $10,000                $10,000
   3/31/94           $10,139                $ 9,593
   6/30/94           $ 9,979                $ 8,991
   9/30/94           $10,468                $ 9,829
  12/31/94           $10,288                $ 9,757
   3/31/95           $10,637                $10,292
   6/30/95           $11,178                $11,313
   9/30/95           $12,067                $12,599
  12/31/95           $12,741                $12,785
   3/31/96           $13,287                $13,520
   6/30/96           $13,858                $14,310
   9/30/96           $13,750                $14,188
  12/31/96           $14,870                $14,225
   3/31/97           $16,063                $12,733
   6/30/97           $17,326                $14,969
   9/30/97           $20,767                $17,501
  12/31/97           $20,756                $16,068
   3/31/98           $22,021                $17,684
   6/30/98           $20,928                $16,860
   9/30/98           $17,552                $13,463
  12/31/98           $19,762                $15,659

Small Cap Value Series
Average Annual Total Returns
----------------------------
Lifetime                                                      +14.55%
Five Years                                                    +14.12%
One Year                                                       -4.79%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Small Cap Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Small Cap Value-2

 Delaware Group Premium Fund, Inc.-Small Cap Value Series
 Statement of Net Assets
 December 31, 1998

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK-94.34%
 Aerospace & Defense-0.51%
 Cordant Technologies ...........................        14,200 $   532,500
                                                                 ----------
                                                                    532,500
                                                                 ----------
 Automobiles & Automotive Parts-5.19%
 Arvin Industries ...............................        35,800   1,492,413
 CLARCOR ........................................        51,750   1,035,000
 Federal Signal .................................        66,900   1,831,388
 Smith (A.O.) ...................................        42,050   1,032,853
                                                                 ----------
                                                                  5,391,654
                                                                 ----------
 Banking, Finance & Insurance-16.64%
*Avis Rent A Car ................................        73,800   1,785,038
 CMAC Investment ................................        22,500   1,033,594
 Enhance Financial Services Group ...............        57,200   1,716,000
 Everest Re Holdings ............................        31,400   1,189,275
*Farm Family Holdings ...........................        28,600     972,400
*Financial Federal ..............................        47,950   1,186,763
 Horace Mann Educators ..........................        68,600   1,955,100
 M & T Bank .....................................         1,725     895,167
 NAC RE Group ...................................        19,000     891,813
 North Fork Bancorporation ......................        80,750   1,932,953
 Peoples Heritage Financial Group ...............        87,000   1,742,719
 SCPIE Holdings .................................        15,000     454,688
 Westamerica Bancorporation .....................        42,200   1,552,169
                                                                 ----------
                                                                 17,307,679
                                                                 ----------
 Buildings & Materials-4.04%
 Chicago Bridge and Iron ........................        36,600     450,638
 D.R. Horton ....................................        74,900   1,722,700
*Jacobs Engineering Group .......................        49,900   2,033,425
                                                                 ----------
                                                                  4,206,763
                                                                 ----------
 Cable, Media & Publishing-1.74%
 Cadmus Communications ..........................        23,700     451,781
*World Color Press ..............................        44,600   1,357,513
                                                                 ----------
                                                                  1,809,294
                                                                 ----------
 Chemicals-5.09%
 Crompton & Knowles .............................        41,800     864,738
 Ferro ..........................................        23,100     600,600
 OM Group .......................................        29,700   1,084,050
 RPM ............................................        39,900     638,400
*Scotts .........................................        54,900   2,110,219
                                                                 ----------
                                                                  5,298,007
                                                                 ----------
 Computers & Technology-6.84%
*Etec Systems ...................................        23,300     932,000
*Novellus Systems ...............................        16,700     825,084
*Quantum ........................................        35,300     749,022
*SCI Systems ....................................        25,900   1,495,725
 Scientific-Atlanta .............................        55,400   1,263,813
*Synopsys .......................................        34,100   1,847,794
                                                                 ----------
                                                                  7,113,438
                                                                 ----------
 Electronics & Electrical Equipment-2.13%
 Kuhlman .........................................       58,600   2,219,475
                                                                 ----------
                                                                  2,219,475
                                                                 ----------
----------------------
Top 10 stock holdings, representing 21.3% of net assets, are printed in bold.

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Energy-5.12%
*BJ Services ......................................      29,700  $  464,063
 Nicor ............................................      37,100   1,567,475
*Oceaneering International ........................      68,800   1,032,000
*Santa Fe Energy Resources ........................      68,900     508,138
*Seagull Energy ...................................      87,600     552,975
 Vintage Petroleum ................................      84,200     726,225
*Weatherford International ........................      24,500     474,688
                                                                 ----------
                                                                  5,325,564
                                                                 ----------
 Food, Beverage & Tobacco-3.65%
 Corn Products ....................................      43,300   1,315,238
 Universal Foods ..................................      90,200   2,474,863
                                                                 ----------
                                                                  3,790,101
                                                                 ----------

 Healthcare & Pharmaceuticals-3.28%
 Arrow International ..............................      35,800   1,125,463
*Trigon Healthcare ................................      61,100   2,279,794
                                                                 ----------
                                                                  3,405,257
                                                                 ----------
 Industrial Machinery-4.05%
 Columbus McKinnon ................................      36,800     655,500
*Global Industries Technology .....................      21,100     225,506
 IDEX .............................................      35,850     878,325
 Milacron .........................................      51,500     991,375
 Regal Beloit .....................................      41,100     945,300
 Watts Industries .................................      31,100     517,038
                                                                 ----------
                                                                  4,213,044
                                                                 ----------
 Leisure, Lodging & Entertainment-3.69%
*Hollywood Park ...................................      31,200     259,350
*King World Productions ...........................      39,200   1,153,950
 Viad .............................................      79,700   2,420,888
                                                                 ----------
                                                                  3,834,188
                                                                 ----------
 Paper & Forest Products-3.77%
 Bowater ..........................................      22,300     924,056
 Caraustar Industries .............................      31,500     897,750
 Chesapeake .......................................      15,900     586,313
 Glatfelter (P.H.) ................................      44,600     551,925
 Rayonier .........................................      20,900     960,094
                                                                 ----------
                                                                  3,920,138
                                                                 ----------
 Real Estate-9.02%
 Cabot Industrial Trust ...........................      59,200   1,209,900
 Chateau Communities ..............................      22,715     665,833
 Duke Realty Investments ..........................      44,500   1,034,625
 Kilroy Realty ....................................      16,800     386,400
 MeriStar Hospitality .............................      44,945     834,292
 New Plan Excel Realty Trust ......................      42,480     942,525
 Pan Pacific Retail Properties ....................      54,800   1,092,575
 Patriot American Hospitality .....................      33,932     203,592
 Prentiss Properties Trust ........................      51,000   1,137,938
 Public Storage ...................................      22,100     598,081
 Reckson Associates Realty ........................      57,500   1,275,781
                                                                 ----------
                                                                  9,381,542
                                                                 ----------



                                                               Small Cap Value-3

Small Cap Value Series
Statement of Net Assets (Continued)

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Retail-6.70%
*BJ's Wholesale Club ..............................      49,200  $2,278,575
 Casey's General Stores ...........................      77,800   1,013,831
 Pier 1 Imports ...................................     124,800   1,209,000
*Zale .............................................      76,300   2,460,675
                                                                 ----------
                                                                  6,962,081
                                                                 ----------
 Textiles, Apparel & Furniture-6.16%
*Furniture Brands International ...................      55,300   1,506,925
 HON Industries ...................................      65,000   1,555,938
*Jones Apparel Group ..............................      48,300   1,065,619
 Kellwood .........................................      48,300   1,207,500
*Quaker Fabric ....................................      16,750     106,520
 Wolverine World Wide .............................      72,500     960,625
                                                                 ----------
                                                                  6,403,127
                                                                 ----------
 Transportation & Shipping-3.48%
*Mesaba Holdings ..................................      59,300   1,221,209
*M.S. Carriers ....................................      39,900   1,301,738
 USFreightways ....................................      37,700   1,098,013
                                                                 ----------
                                                                  3,620,960
                                                                 ----------
 Utilities-3.24%
 American Water Works .............................      56,100   1,893,375
 Public Service Company of New Mexico .............      26,900     549,769
 Sierra Pacific Resources .........................      24,400     927,200
                                                                 ----------
                                                                  3,370,344
                                                                 ----------
 Total Common Stock
  (cost $89,840,116) ..............................              98,105,156
                                                                 ----------

                                                       Principal    Market
                                                        Amount      Value
Repurchase Agreements-7.24%
With Chase Manhattan 4.50% 1/4/99
   (dated 12/31/98, collateralized by
   $1,941,000 U.S. Treasury Notes 7.875%
   due 8/15/01, market value $2,153,017) ..........    $2,109,000  $2,109,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98, collateralized
   by $2,691,000 U.S. Treasury Notes
   5.75% due 10/31/00, market value $2,767,905) ...     2,711,000   2,711,000
With PaineWebber 4.85% 1/4/99
   (dated 12/31/98, collateralized by
   $590,000 U.S. Treasury Notes 7.75% due
   12/31/99, market value $607,841
   and $825,000 U.S. Treasury Notes 7.75% due
   1/31/00, market value $878,237 and
   $828,000 U.S. Treasury Notes 6.25% due
   8/31/00, market value $866,934 and $395,000
   U.S. Treasury Notes 6.50% due
   5/31/01, market value $413,522) ................     2,711,000   2,711,000
                                                                   ----------
Total Repurchase Agreements
   (cost $7,531,000) ..............................                 7,531,000
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES-101.58%
   (cost $97,371,116) .............................              $105,636,156

LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS-(1.58%) .................................                (1,646,732)
                                                                 ------------
NET ASSETS APPLICABLE TO 6,320,130 SHARES
   ($0.01, PAR VALUE) OUTSTANDING; EQUIVALENT TO
   $16.45 PER SHARE-100.00% .......................              $103,989,424
                                                                 ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Series ........................              $ 95,332,481
Undistributed net investment income ...............                 1,223,580
Accumulated net realized loss on investments ......                  (831,677)
Net unrealized appreciation of investments ........                 8,265,040
                                                                 ------------
Total net assets ..................................              $103,989,424
                                                                 ============
----------------------
* Non-income producing security for the year ended December 31, 1998.

                             See accompanying notes


                                                               Small Cap Value-4

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends .........................................             $1,693,215
Interest ..........................................                331,712
                                                               -----------
                                                                 2,024,927
                                                               -----------
EXPENSES:
Management fees ...................................                706,066
Accounting and administration .....................                 37,011
Registration fees .................................                 11,649
Professional fees .................................                 11,011
Reports and statements to shareholders ............                  8,850
Custodian fees ....................................                  7,804
Taxes (other than taxes on income) ................                  5,119
Dividend disbursing and transfer agent
   fees and expenses ..............................                  1,500
Directors' fees ...................................                  1,467
Other .............................................                 15,116
                                                               -----------
                                                                   805,593
                                                               -----------
Less expenses absorbed or waived by
   Delaware Management Company ....................                (25,707)
                                                               -----------
Total expenses ....................................                779,886
                                                               -----------
NET INVESTMENT INCOME .............................              1,245,041
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ..................               (827,096)
Net change in unrealized appreciation/
   depreciation of investments ....................             (5,586,278)
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ............................             (6,413,374)
                                                               -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................            ($5,168,333)
                                                               -----------

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statements of Changes in Net Assets


                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------


INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................   $ 1,245,041   $   629,715
Net realized gain (loss) on investments ...........      (827,096)    2,326,391
Net change in unrealized appreciation /
   depreciation of investments ....................    (5,586,278)   10,895,658
                                                     ------------   -----------
Net increase (decrease) in net assets
   resulting from operations ......................    (5,168,333)   13,851,764
                                                     ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................      (638,385)     (197,794)
Net realized gain on investments ..................    (2,340,745)   (1,672,255)
                                                     ------------   -----------
                                                       (2,979,130)   (1,870,049)
                                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    34,478,733    49,431,262
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ............................     2,979,130     1,870,049
                                                     ------------   -----------
                                                       37,457,863    51,301,311
Cost of shares repurchased ........................    (9,392,119)   (2,894,623)
                                                     ------------   -----------
Increase in net assets derived from capital
   share transactions .............................    28,065,744    48,406,688
                                                     ------------   -----------
NET INCREASE IN NET ASSETS ........................    19,918,281    60,388,403
                                                     ------------   -----------
NET ASSETS:
Beginning of year .................................    84,071,143    23,682,740
                                                     ------------   -----------
End of year .......................................  $103,989,424   $84,071,143
                                                     ============   ===========

                             See accompanying notes




                                                               Small Cap Value-5

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1998        1997         1996        1995        1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year ................          $ 17.920     $14.500      $12.470     $10.290      $10.210

Income (loss) from investment operations:
Net investment income .............................             0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on
   investments ....................................            (1.036)      4.338        2.548       2.208       (0.068)
                                                             --------     -------      -------     -------      -------
Total from investment operations ..................            (0.840)      4.460        2.660       2.400        0.080
                                                             --------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ..............            (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain
   on investments .................................            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions .................            (0.630)     (1.040)      (0.630)     (0.220)        none
                                                             --------     -------      -------     -------      -------
Net asset value, end of year ......................          $ 16.450     $17.920      $14.500     $12.470      $10.290
                                                             ========     =======      =======     =======      =======
Total return ......................................            (4.79%)     32.91%       22.55%      23.85%        0.78%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .............          $103,989     $84,071      $23,683     $11,929      $ 6,291
Ratio of expenses to average net assets ...........             0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ....................             0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average
   net assets .....................................             1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net
   assets prior to expense limitation .............             1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover ................................               45%         41%          84%         71%          26%

                             See accompanying notes



                                                               Small Cap Value-6

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Small Cap Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Small Cap Value Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

                                                               Small Cap Value-7

Small Cap Value Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                Dividend disbursing
     Investment                                   transfer agent,
     management                                   accounting fees
   fee payable to                                and other expenses
        DMC                                        payable to DSC
   --------------                               -------------------
      $61,761                                          $3,695

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ......................................   $67,051,105
   Sales ..........................................   $39,625,573

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate        Aggregate
     Cost of          unrealized       unrealized     Net unrealized
   investments       appreciation     depreciation     appreciation
   -----------       ------------     ------------    --------------
   $97,395,146       $14,628,809      ($6,387,799)      $8,241,010

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                     Year of
                   expiration
                      2006
                   ----------
                    $807,647

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            Shares issued upon
                                                      reinvestment of distributions
                                                           from net investment
                                                         income and net realized           Shares            Net
                                      Shares sold          gain on investments           repurchased       increase
                                      -----------     -----------------------------      -----------       --------
Year ended December 31, 1998 .....     2,030,407                  175,656                 (578,317)        1,627,746
Year ended December 31, 1997 .....     3,108,967                  135,708                 (185,778)        3,058,897


                                                               Small Cap Value-8

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Small Cap Value Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Small Cap Value Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Small Cap Value Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
                                                         ---------------------
Philadelphia, Pennsylvania                                   Ernst & Young LLP
February 5, 1999

                                                               Small Cap Value-9

FOR total return

Delaware Series

Investment Strategy and Performance in 1998
   Delaware Series delivered a stellar performance in fiscal 1998, propelled by its balanced mix of stocks and bonds. For the year ended December 31, 1998, the Series provided a total return of +18.62% (capital change plus reinvestment of distributions).
   The portfolio's results were impressive considering the all-equity Standard & Poor's 500 Index had a total return of +28.56% for the same period. The Series far outpaced the +8.69% return of the Lehman Brothers Government/Corporate Bond Index. Because the portfolio combines investments in both stocks and bonds, we measure our performance against both of these unmanaged indexes.
   We achieved robust performance in 1998 with a stock portfolio of large and mid-size companies that had superior earnings and dividend growth potential. This was complemented by holdings of U.S. Treasuries, mortgage-related securities, and high-quality corporate bonds. Rising bond prices helped augment the Series' total return.

Portfolio Snapshot
   Not since the late 1980s have we seen such extreme levels of market volatility as we saw during fiscal 1998. Still, we found many opportunities to exploit stock market inefficiency and turmoil using a methodical growth and value selection discipline. This also helped us preserve capital during the height of the market's decline over the summer.
   In the equity portion of the portfolio--which generally represents about two-thirds of net assets--we attained strong results by focusing on dividend-paying stocks and by avoiding companies whose stock prices relative to earnings (P/E ratio) were more than 20% higher than the average stock in the S&P 500 Index. This was beneficial to Delaware Series as stock prices fell.
   The Series' bond component--which accounted for slightly less than a third of net assets--contributed less to total return than we would have liked. We had a relatively small position in U.S. Treasuries, which benefited from unprecedented investor demand in fiscal 1998. We maintained an above-average position in mortgage-related securities because we believed they offered higher income potential than U.S. Treasuries. This helped preserve the portfolio's income potential.

Investment Outlook
   In fiscal 1999, our focus for Delaware Series will be on companies that we believe are positioned to generate annual earnings growth of at least 10%, even in a slower growing U.S. economy. We think business profits and overall economic conditions will continue to be moderate in 1999, but to what degree depends upon how much global economic turmoil affects the U.S.
   We believe that investing in stocks with reasonable P/E ratios relative to the S&P 500 Index will benefit Delaware Series in 1999 should the Federal Reserve further reduce its short-term interest rate target. Companies with relatively low P/Es typically benefit the most from interest rate cuts.
   Additional interest rate reductions would probably also boost bond prices, including investment grade corporate bonds and U.S. government securities. We plan to maintain a relatively high weighting in mortgage-related securities because of the additional income potential these bonds can provide.


Delaware Series Investment Objective
Seeks a balance of capital appreciation, income and preservation of capital. It attempts to achieve its objective by investing primarily in common stocks of established companies believed to have potential for long-term capital growth and in investment grade bonds.

                                                                      Delaware-1

Growth of a $10,000 investment
January 1, 1989 through
December 31, 1998

                                                     Lehman Bros.
              Delaware Series   S&P 500 Index    Govt./Corp. Bond Index
  12/31/88        $10,000         $10,000              $10,000
  12/31/89        $11,661         $13,169              $11,423
  12/31/90        $11,639         $12,759              $12,369
  12/31/91        $14,732         $16,647              $14,364
  12/31/92        $16,770         $17,916              $15,453
  12/31/93        $18,142         $19,722              $17,158
  12/31/94        $18,115         $19,982              $16,555
  12/31/95        $22,929         $27,492              $19,742
  12/31/96        $26,581         $33,802              $20,314
  12/31/97        $33,601         $45,080              $22,297
  12/31/98        $39,856         $58,037              $24,409


                                Delaware Series
                          Average Annual Total Returns
                          ----------------------------
10 Years                                                      +14.83%
Five Years                                                    +17.04%
One Year                                                      +18.62%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Delaware Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                      Delaware-2

Delaware Group Premium Fund, Inc.-Delaware Series
Statement of Net Assets
December 31, 1998

                                                        Number of       Market
                                                          Shares        Value
 COMMON STOCK-70.84%
 Aerospace & Defense-0.41%
 GenCorp .......................................          32,900     $   820,444
                                                                     -----------
                                                                         820,444
                                                                     -----------
 Automobiles & Automotive Parts-3.91%
 Danaher .......................................          72,000       3,910,500
+Federal Signal ................................         145,600       3,985,800
                                                                     -----------
                                                                       7,896,300
                                                                     -----------
 Banking, Finance & Insurance-11.33%
 AFLAC .........................................          97,400       4,285,600
 American International Group ..................          22,725       2,195,803
 Chubb .........................................          15,400         999,075
 Equifax .......................................         136,000       4,567,450
 Federal Home Loan Mortgage ....................          92,400       5,954,025
 Nationwide Financial Services Class A .........          36,800       1,902,100
 Unum ..........................................          50,600       2,953,775
                                                                     -----------
                                                                      22,857,828
                                                                     -----------
 Buildings & Materials-3.19%
 Masco .........................................         173,800       4,996,750
 Premark International .........................          41,900       1,450,788
                                                                     -----------
                                                                       6,447,538
                                                                     -----------
 Cable, Media & Publishing-0.80%
 Wallace Computer Services .....................          61,400       1,619,425
                                                                     -----------
                                                                       1,619,425
                                                                     -----------
 Chemicals-1.83%
 Crompton & Knowles ............................          54,000       1,117,125
 Hercules ......................................          21,100         577,613
+Valspar .......................................          53,500       1,996,219
                                                                     -----------
                                                                       3,690,957
                                                                     -----------
 Computers & Technology-4.18%
 Hewlett-Packard ...............................          96,700       6,605,819
*SunGard Data Systems ..........................          46,300       1,837,531
                                                                     -----------
                                                                       8,443,350
                                                                     -----------
 Electronics & Electrical Equipment-2.88%
 Intel .........................................          25,000       2,963,281
 Symbol Technologies ...........................          15,600         997,425
 Teleflex ......................................          40,800       1,861,500
                                                                     -----------
                                                                       5,822,206
                                                                     -----------
 Energy-1.60%
 Amoco .........................................          24,600       1,451,400
 Total S.A. ADR ................................          35,758       1,778,960
                                                                     -----------
                                                                       3,230,360
                                                                     -----------
 Environmental Services-3.24%
 Ecolab ........................................         180,700       6,539,081
                                                                     -----------
                                                                       6,539,081
                                                                     -----------
 Food, Beverage & Tobacco-4.79%
 Campbell Soup .................................          20,500       1,127,500
 ConAgra .......................................          40,500       1,275,750
 Philip Morris .................................          61,000       3,263,500
 Ralston-Purina Group ..........................          42,000       1,359,750
 Universal Foods ...............................          96,200       2,639,488
                                                                     -----------
                                                                       9,665,988
                                                                     -----------

---------
Top 10 stock holdings, representing 28.3% of net assets, are printed in bold.

                                                        Number of       Market
                                                          Shares        Value
 COMMON STOCK (Continued)
 Funeral Services-4.21%
 Service International .......................          126,800      $ 4,826,325
 Stewart Enterprises .........................          165,000        3,666,094
                                                                     -----------
                                                                       8,492,419
                                                                     -----------
 Healthcare & Pharmaceuticals-7.23%
 American Home Products ......................          100,200        5,642,513
 Johnson & Johnson ...........................           39,600        3,321,450
+Mylan Laboratories ..........................          133,500        4,205,250
 Zeneca Group ADR ............................           31,900        1,431,510
                                                                     -----------
                                                                      14,600,723
                                                                     -----------
 Industrial Machinery-0.76%
 Pentair .....................................           38,500        1,532,781
                                                                     -----------
                                                                       1,532,781
                                                                     -----------
 Real Estate-1.10%
 Developers Diversified Realty ...............           37,400          663,850
 Nationwide Health Properties ................           33,900          730,969
 Sun Communities .............................           23,600          821,575
                                                                     -----------
                                                                       2,216,394
                                                                     -----------
 Retail-8.55%
 Food Lion Class A ...........................          131,300        1,386,856
 Hannaford Brothers ..........................           14,000          742,000
+Intimate Brands .............................          124,500        3,719,438
 May Department Stores .......................           15,900          959,963
 Rite Aid ....................................          159,100        7,885,394
 Sherwin-Williams ............................           64,600        1,897,625
+Storage USA .................................           20,800          672,100
                                                                     -----------
                                                                      17,263,376
                                                                     -----------
 Telecommunications-3.42%
 ALLTEL ......................................           30,000        1,794,375
 Ericsson ADR ................................           49,000        1,171,406
 SBC Communications ..........................           73,600        3,946,800
                                                                     -----------
                                                                       6,912,581
                                                                     -----------
 Textiles, Apparel & Furniture-3.46%
 Hillenbrand Industries ......................           41,400        2,354,625
 HON Industries ..............................           72,000        1,723,500
+Miller (Herman) .............................           30,700          823,144
+Newell ......................................           50,300        2,074,875
                                                                     -----------
                                                                       6,976,144
                                                                     -----------
 Utilities-1.06%
 CMS Energy ..................................           32,000        1,550,000
 Edison International ........................           21,500          599,310
                                                                     -----------
                                                                       2,149,310
                                                                     -----------
 Miscellaneous-2.89%
 Tyco International ..........................           77,300        5,831,315
                                                                     -----------
                                                                       5,831,315
                                                                     -----------
 Total Common Stock
  (cost $108,100,786) ........................                       143,008,520
                                                                     -----------

 CONVERTIBLE PREFERRED STOCK-1.09%
 Freeport McMoRan Copper & Gold ..............           37,600          559,300
 Sealed Air ..................................           31,573        1,637,851
                                                                     -----------
 Total Convertible Preferred Stock
  (cost $2,197,137) ..........................                         2,197,151
                                                                     -----------


                                                                      Delaware-3

Delaware Series
Statement of Net Assets (Continued)


                                                        Principal       Market
                                                          Amount        Value
 AGENCY MORTGAGE-BACKED
  SECURITIES-0.47%
+Federal National Mortgage Association
  5.75% 4/15/03 ....................................      $620,000    $  637,667
  6.00% 5/15/08 ....................................       295,000       312,074
                                                                      ----------
 Total Agency Mortgage-Backed
  Securities (cost $962,992) .......................                     949,741
                                                                      ----------

 ASSET-BACKED SECURITIES-2.59%
 AFC Home Equity Loan Trust
  6.95% 6/25/24 ....................................        17,694        17,680
  7.20% 2/15/08 ....................................        53,304        53,507
 American Finance Home Equity
  8.00% 7/25/06 ....................................         5,947         6,109
 California Infrastructure PG&E
  Series 97-1 A4 6.16% 6/25/03 .....................       640,000       650,560
  CITRV 98-A A5 6.12% 7/15/14 ......................       535,000       538,103
 EQCC Home Equity Loan Trust
  Series 96-2 A6 6.88% 7/15/14 .....................       605,000       616,616
  Series 98-2 A3F
  6.229% 3/15/13 ...................................       500,000       502,578
 MetLife Capital Equipment Loan Trust
  6.85% 5/20/08 ....................................       420,000       433,860
 NationsCredit Grantor Trust
  Series 96-1A 5.85% 9/15/11 .......................       152,692       152,112
  Series 97-1A 6.75% 8/15/13 .......................       811,734       828,131
 Neiman Marcus Group Series 95-1 A
  7.60% 6/15/03 ....................................       180,000       184,752
 Philadelphia, Pennsylvania Industrial
  Development Authority Revenue
  Series 97 6.488% 6/15/04 .........................       362,522       359,803
 UCFC Home Equity Loan
  Series 96-B1 A3 7.30% 4/15/14 ....................       383,612       384,418
 World Omni Automobile Lease
  Securitization
  Series 97-B A4 6.20% 11/25/03 ....................       489,728       495,458
                                                                      ----------
 Total Asset-Backed Securities
  (cost $5,190,175) ................................                   5,223,687
                                                                      ----------

 COLLATERALIZED MORTGAGE OBLIGATIONS-4.14%
 Asset Securitization Corporation
  Series 96-D3 A1B 7.21% 10/13/26 ..................       360,000       377,381
  Series 97-D4 Class A1A
  7.35% 4/14/29 ....................................       205,322       211,931
  Series 97-D5 A2 6.815% 2/14/41 ...................       480,000       490,725
  Series 97-D5 A3 6.865% 2/14/41 ...................       375,000       375,586
  Series 97-MD7 Class A3
  7.575% 1/13/30 ...................................       400,000       421,375
 Capco America Securitization
  Series 98-D7 A 6.26% 9/16/30 .....................       510,000       513,825
 Chase Commercial Mortgage Securities
  Series 96-2 C 6.90% 11/19/06 .....................       250,000       255,313
 Federal Home Loan Mortgage
  Corporation 6.00% 4/15/21 ........................       810,000       814,536
 Federal National Mortgage Association
  Whole Loan 6.50% 7/25/28 .........................       575,000       580,930

                                                        Principal       Market
                                                          Amount        Value
COLLATERALIZED MORTGAGE
 OBLIGATIONS (Continued)
GE Capital Mortgage Services
 Series 98-6 1A6 6.75% 4/25/28 .................      $  380,000      $  382,138
Lehman Large Loan Series 97-LLI A1
 6.79% 6/12/04 .................................         433,297         449,140
Mortgage Capital Funding
 Conti Series 96-MCI-D 7.80% 4/15/06 ...........         300,000         319,688
 Series 96-MC2-C 7.224% 9/20/06 ................         380,000         395,794
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 .................         330,929         336,824
 Series 95-MD3 A1A 8.17% 3/4/20 ................         309,299         319,980
 Series 96-MD5 A3 7.637% 4/13/36 ...............         340,000         359,338
Residential Accredit Loans
 Series 97-QS3 A3 7.50% 4/25/27 ................         445,000         447,563
 Series 98-QS9 A3 6.75% 7/25/28 ................         400,000         400,875
Residential Funding Mortgage Security
 Series 96-S9 A10 7.25% 4/25/26 ................         375,068         383,904
 Series 98-S6 A6 6.75% 3/25/28 .................         510,000         514,144
                                                                     -----------
Total Collateralized Mortgage
 Obligations (cost $8,246,151) .................                       8,350,990
                                                                     -----------

MORTGAGE-BACKED SECURITIES-5.20%
Federal Home Loan Mortgage
 Corporation-Gold 6.00% 3/1/11 .................         192,174         193,975
Federal National Mortgage Association
 6.00% 4/1/13 ..................................         679,587         681,923
 6.00% 5/1/13 ..................................         359,739         360,976
 6.00% 10/1/28 .................................       3,417,046       3,376,469
 6.50% 1/1/12 ..................................       1,980,001       2,017,744
 6.50% 4/1/13 ..................................       1,810,754       1,837,916
 7.00% 7/1/28 ..................................         913,622         933,608
 7.00% 8/1/28 ..................................         446,441         456,207
 7.50% 6/1/28 ..................................         376,821         387,891
 9.50% 6/1/19 ..................................         160,072         172,127
Government National Mortgage
 Association
 6.50% 12/15/23 ................................          45,261          46,011
 6.50% 1/15/24 .................................          35,440          36,027
                                                                     -----------
Total Mortgage-Backed Securities
 (cost $10,420,400) ............................                      10,500,874
                                                                     -----------

CORPORATE BONDS-8.00%
ABN-AMRO Bank NV 8.25% 8/1/09 ..................          80,000          87,400
AT&T Capital 7.50% 11/15/00 ....................         785,000         797,756
Banco Santander 6.50% 11/1/05 ..................         360,000         364,950
Banco Santiago S.A. 7.00% 7/18/07 ..............         280,000         233,800
Cardinal Health 6.25% 7/15/08 ..................         340,000         347,650
CIT Group Holdings 5.625% 10/15/03 .............         710,000         707,338
Commercial Credit 6.50% 8/1/04 .................         450,000         466,875
Computer Associates 6.50% 4/15/08 ..............       1,250,000       1,234,375
Consumers Energy 6.375% 2/1/08 .................         380,000         388,550
Continental Airlines 6.80% 1/2/09 ..............         353,024         347,287
Cox Communications
 6.15% 8/1/03 ..................................         455,000         464,669
Credit Foncier de France
 8.00% 1/14/02 .................................         370,000         394,050



                                                                      Delaware-4

Delaware Series
Statement of Net Assets (Continued)


                                                        Principal       Market
                                                          Amount        Value
 CORPORATE BONDS (Continued)
  Federal Express 7.65% 1/15/14 ................      $  443,421      $  457,832
  Firstar Capital 8.32% 12/15/26 ...............         260,000         286,975
  General Electric Capital 5.89% 5/11/01 .......         670,000         682,563
 General Motors Acceptance
  5.75% 11/10/03 ...............................         655,000         659,094
 Health and Retirement Properties
  Trust 6.75% 12/18/02 .........................         400,000         389,500
  Household Finance 6.50% 11/15/08 .............         775,000         807,938
 MCI Communications
  6.125% 4/15/02 ...............................         350,000         353,938
 MCI Worldcom 7.55% 4/1/04 .....................         650,000         704,438
 Philip Morris 7.20% 2/1/07 ....................         640,000         694,400
 Raychem 7.20% 10/15/08 ........................         560,000         574,700
 Raytheon 5.95% 3/15/01 ........................         350,000         352,625
 Southern Investments 6.375% 11/15/01 ..........         250,000         252,500
 Sprint Capital 6.125% 11/15/08 ................         665,000         680,794
 Summit Bank 6.75% 6/15/03 .....................         320,000         332,000
 Tommy Hilfiger 6.85% 6/1/08 ...................         335,000         330,394
+Travelers Property Casualty
  6.75% 4/15/01 ................................         775,000         798,250
 United Health Care 6.60% 12/1/03 ..............         665,000         667,494
 U.S. Bancorp 8.125% 5/15/02 ...................         430,000         461,175
 U.S. Bank N.A. 6.50% 2/1/08 ...................         450,000         471,938
 USA Waste Services 6.125% 7/15/01 .............         360,000         360,000
                                                                      ----------
 Total Corporate Bonds
  (cost $15,910,350) ...........................                      16,153,248
                                                                      ----------
 U.S. TREASURY OBLIGATIONS-4.43%
 U.S. Treasury Bonds
  +6.125% 11/15/27 .............................       1,535,000       1,716,111
  +6.375% 8/15/27 ..............................         250,000         286,901
   7.50% 11/15/16 ..............................         925,000       1,149,420

                                                        Principal       Market
                                                          Amount        Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes
 +5.375% 2/15/01 ...............................      $1,330,000      $1,351,005
 +5.50% 3/31/03 ................................         880,000         906,689
 +5.50% 2/15/08 ................................       2,750,000       2,915,608
 +6.375% 1/15/00 ...............................         600,000         610,582
                                                                      ----------
Total U.S. Treasury Obligations
 (cost $8,791,883) .............................                       8,936,316
                                                                      ----------

REPURCHASE AGREEMENTS-3.63%
With Chase Manhattan 4.50%
 1/4/99 (dated 12/31/98,
 collateralized by $1,888,000
 U.S. Treasury Notes 7.875%
 due 8/15/01, market value
 $2,094,696) ...................................       2,053,000       2,053,000
With J.P. Morgan Securities 4.75%
 1/4/99 (dated 12/31/98,
 collateralized by $2,618,000
 U.S. Treasury Notes 5.75% due
 10/31/00, market value
 $2,692,928) ...................................       2,637,000       2,637,000
With PaineWebber 4.85%
 1/4/99 (dated 12/31/98,
 collateralized by $574,000
 U.S. Treasury Notes 7.75%
 due 12/31/99, market value
 $591,376 and $802,000
 U.S. Treasury Notes 7.75%
 due 1/31/00, market value
 $854,447 and $805,000
 U.S. Treasury Notes 6.25%
 due 8/31/00, market value
 $843,450 and $384,000
 U.S. Treasury Notes 6.50%
 due 5/31/01, market value
 $402,321) .....................................       2,637,000       2,637,000
                                                                      ----------
Total Repurchase Agreements
 (cost $7,327,000) .............................                       7,327,000
                                                                      ----------



TOTAL MARKET VALUE OF SECURITIES-100.39% (cost $167,146,874) ......................  $202,647,527

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.39%) ...........................      (792,003)
                                                                                     ------------

NET ASSETS APPLICABLE TO 10,074,484 SHARES ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $20.04 PER SHARE-100.00% .........................................  $201,855,524
                                                                                     ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with
   50,000,000 shares allocated to the Series ......................................  $155,618,811
Undistributed net investment income ...............................................     2,451,550
Accumulated net realized gain on investments ......................................     8,284,510
Net unrealized appreciation of investments ........................................    35,500,653
                                                                                     ------------
Total net assets ..................................................................  $201,855,524
                                                                                     ============

* Non-income producing security for the year ended December 31, 1998. + Security is partially or fully on loan.

ADR-American Depository Receipt

                             See accompanying notes


                                                                      Delaware-5

Delaware Group Premium Fund, Inc.-
Delaware Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ...................................................         $ 2,830,592
Dividends ..................................................           1,880,675
                                                                     -----------
                                                                       4,711,267
                                                                     -----------

EXPENSES:
Management fees ............................................             968,768
Accounting and administration ..............................              65,673
Professional fees ..........................................              21,250
Registration fees ..........................................              15,553
Custodian fees .............................................              15,200
Taxes (other than taxes on income) .........................              10,600
Reports and statements to shareholders .....................               9,175
Dividend disbursing and transfer agent
   fees and expenses .......................................               5,541
Directors' fees ............................................               2,620
Other ......................................................              27,746
                                                                     -----------
Total expenses .............................................           1,142,126
                                                                     -----------

NET INVESTMENT INCOME ......................................           3,569,141
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ...........................           9,851,624
Net change in unrealized appreciation /
   depreciation of investments .............................          15,510,399
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ..........................................          25,362,023
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................         $28,931,164
                                                                     ===========

                             See accompanying notes

Delaware Group Premium Fund, Inc. -
Delaware Series
Statements of Changes in Net Assets

                                                  Year Ended       Year Ended
                                                   12/31/98         12/31/97
INCREASE IN NET ASSETS FROM
   OPERATIONS:
Net investment income ........................   $   3,569,141    $   2,840,175
Net realized gain on investments .............       9,851,624       11,425,156
Net change in unrealized appreciation /
   depreciation of investments ...............      15,510,399        9,349,683
                                                 -------------    -------------
Net increase in net assets
   resulting from operations .................      28,931,164       23,615,014
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................      (3,221,563)      (2,590,776)
Net realized gain on investments .............     (12,969,759)      (4,899,878)
                                                 -------------    -------------
                                                   (16,191,322)      (7,490,654)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ....................      50,954,284       36,224,621
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net realized
   gain on investments .......................      16,191,322        7,490,655
                                                 -------------    -------------
                                                    67,145,606       43,715,276
Cost of shares repurchased ...................      (5,705,268)      (7,566,399)
                                                 -------------    -------------
Increase in net assets derived
   from capital share transactions ...........      61,440,338       36,148,877
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................      74,180,180       52,273,237
                                                 -------------    -------------

NET ASSETS:
Beginning of year ............................     127,675,344       75,402,107
                                                 -------------    -------------
End of year ..................................   $ 201,855,524    $ 127,675,344
                                                 =============    =============

                             See accompanying notes



                                                                      Delaware-6

Delaware Group Premium Fund, Inc.-Delaware Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                              Year Ended December 31,
                                                              1998         1997         1996         1995        1994
                                                          -------------------------------------------------------------
Net asset value, beginning of year ....................   $  19.050    $  16.640    $  15.500    $  12.680    $  13.330

Income (loss) from investment operations:
   Net investment income ..............................       0.349        0.435        0.530        0.509        0.437
   Net realized and unrealized gain (loss)
    on investments ....................................       2.831        3.575        1.765        2.761       (0.447)
                                                          ---------    ---------    ---------    ---------    ---------
   Total from investment operations ...................       3.180        4.010        2.295        3.270       (0.010)
                                                          ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
   Dividends from net investment income ...............      (0.420)      (0.530)      (0.500)      (0.450)      (0.340)
   Distributions from net realized gain
    on investments ....................................      (1.770)      (1.070)      (0.655)        none       (0.300)
                                                          ---------    ---------    ---------    ---------    ---------
   Total dividends and distributions ..................      (2.190)      (1.600)      (1.155)      (0.450)      (0.640)
                                                          ---------    ---------    ---------    ---------    ---------

Net asset value, end of year ..........................   $  20.040    $  19.050    $  16.640    $  15.500    $  12.680
                                                          =========    =========    =========    ==========   =========
Total return ..........................................      18.62%       26.40%       15.91%       26.58%       (0.15%)

Ratios and supplemental data:
   Net assets, end of year (000 omitted) ..............   $201,856     $ 127,675    $  75,402    $  63,215    $  47,731
   Ratio of expenses to average net assets ............       0.70%        0.67%        0.68%        0.69%        0.70%
   Ratio of net investment income to average net assets       2.20%        2.85%        3.56%        3.75%        3.71%
   Portfolio turnover .................................         94%          67%          92%         106%         140%

                             See accompanying notes



                                                                      Delaware-7

Delaware Group Premium Fund, Inc.-Delaware Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Delaware Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Delaware Series will make payments from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                       Dividend disbursing
              Investment                  transfer agent,
              management                 accounting fees
            fee payable to              and other expenses
                DMC                       payable to DSC
            --------------              ------------------
              $85,870                         $6,479

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.



                                                                      Delaware-8

Delaware Series
Notes to Financial Statements (Continued)


3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ...............................         $124,483,604
   Sales ...................................          $78,642,284

During the year ended December 31, 1998, the Series made purchases and sales of U.S. government securities as follows:

   Purchases ...............................          $69,836,183
   Sales ...................................          $68,639,739

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate            Aggregate
     Cost of           unrealized           unrealized        Net unrealized
   investments        appreciation         depreciation        appreciation
   -----------        ------------         ------------        ------------
   $167,207,288         $37,006,089        ($1,565,850)        $35,440,239

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                  Shares issued upon
                                             reinvestment of distributions
                                                  from net investment
                                                  income and net realized     Shares          Net
                                Shares sold         gain on investments     repurchased      increase
                                -----------         -------------------     -----------      --------
Year ended December 31, 1998:    2,757,318                 928,152           (313,121)      3,372,349
Year ended December 31, 1997:    2,134,206                 483,216           (447,850)      2,169,572

5. Credit and Market Risk
The Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

6. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

               Market value of               Market value of
             securities on loan                collateral
             ------------------                ----------
                 $15,240,258                  $15,375,847

Net income from securities lending activities for the year ended December 31, 1998 was $19,894 and is included in interest income on the statement of operations.

                                                                      Delaware-9

Delaware Group Premium Fund, Inc.-Delaware Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Delaware Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Delaware Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Delaware Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP
                                                     ----------------------
                                                        Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999


                                                                     Delaware-10